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                                                                   EXHIBIT 10.26

                                AAS HOLDINGS, LLC
                                1995 OPTION PLAN


1.       PURPOSE OF THE PLAN

                  The purpose of the AAS HOLDINGS, LLC 1995 OPTION PLAN (the "Plan") is (i) to further the growth and success of AAS HOLDINGS, LLC (the "Company") and its Subsidiaries (as hereinafter defined) by enabling directors and employees of, and independent consultants and contractors to, the Company and any of its Subsidiaries to acquire Class A Units (the "Units"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. For purposes of the Plan, the term "Subsidiary" shall mean "Subsidiary Corporation" as defined in Section 424(f) of the Code.

2.       ADMINISTRATION OF THE PLAN

                  (a)       Option Committee

                  The Plan shall be administered by the Board of Managers of the Company (the "Board") or a three-person Option Committee (the "Committee") appointed from time to time by the Board. The members of the Committee may be removed by the Board at any time either with or without cause. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section 2, be deemed to refer to the Board if the Board is administering the Plan.

                  (b)      Procedures

                  If the Plan is administered by a Committee, the Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

                  (c)      Interpretation

                  Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including, without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement (as defined in Section 5(b)), and to resolve all questions arising under the Plan. All decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.


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3.       UNITS SUBJECT TO THE PLAN.

                  (a)      Number of Units

                  Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of Units subject at any one time to options granted under the Plan ("Options"), plus the number of Units theretofore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 4,200 Units. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the Units covered by the unexercised portion of such terminated, expired or canceled Options.

                  (b)      Character of Units

                  The Units issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued Units, (ii) Units held in the Company's treasury or (iii) a combination of the foregoing.

                  (c)      Reservation of Units

                  The number of Units reserved for issuance under the Plan shall at no time be less than the maximum number of Units which may be purchased at any time pursuant to outstanding Options.

4.       ELIGIBILITY

                  Options may be granted under the Plan only to (i) persons who are employees of, or independent consultants to, the Company or any of its Subsidiaries and (ii) persons who are directors or managers of the Company or any of its Subsidiaries. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors or managers of, or independent consultants to, the Company or any of its Subsidiaries.

5.       GRANT OF OPTIONS

                  (a)      General

                  Options may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date (as defined in Section 11). Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine:

                           (i) the persons (from among the class of persons eligible to receive Options under the Plan) whom Options shall be granted (the "Optionees");

                           (ii) the time or times at which Options shall be granted;

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                           (iii) the number of Units subject to each Option;

                           (iv) the Option Price of the Units subject to each Option; and

                           (v) the time or times when each Option shall become exercisable and the duration of the exercise period.

                  (b)      Option Agreements

                  Each Option granted under the Plan shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion, provide. Each Option Agreement shall be executed by the Company and the Optionee.

                  (c)      No Evidence of Employment or Service

                  Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

                  (d)      Date of Grant

                  The date of grant of an Option under the Plan shall be the date as of which the Committee approves the grant; provided, however, that the grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

6.       OPTION PRICE

                  Subject to Section 9, the price (the "Option Price") at which each Unit subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted.

7.       EXERCISABILITY OF OPTIONS

                  (a)      Committee Determination

                  Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of Units subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. If an Option is not at the time of grant immediately exercisable, the Committee may (i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise

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date or dates of the subject Option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

                  (b)      Automatic Termination of Options

                  The unexercised portion of any Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

                           (i) the end of the stated term thereof;

                          (ii) if the Optionee is an employee, unless a shorter period is provided for in any Option Agreement, the expiration of three months from the date that the Optionee ceases to be an employee of the Company or any of its Subsidiaries (other than as a result of an Involuntary Termination (as defined in clause (iii) below)); provided, however, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of such Option shall be the expiration of 12 months from the date that such Optionee ceased to be an employee of the Company or any of its Subsidiaries;

                         (iii) if the Optionee is an employee, the expiration of 12 months from the date that the Optionee ceases to be an employee of the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (an "Involuntary Termination");

                          (iv) the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide in the Option Agreement;

                           (v) on the effective date of a Material Transaction (as defined in Section 9(b)(i)) to which Section 9(b)(ii) (relating to assumptions and substitutions of Options) does not apply; and

                          (vi) except to the extent permitted by Section 9(b)(ii), the date on which an Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee.

                  Anything contained in the Plan to the contrary notwithstanding, unless otherwise provided in an Option Agreement, no Option granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its Subsidiaries), so long as such Optionee continues to be an employee of the Company or one of its Subsidiaries.

8.       PROCEDURE FOR EXERCISE

                  (a)      Payment


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                  Payment upon exercise of an Option shall be made in cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Units with respect to which the Option is being exercised or upon the surrender of Units or option to buy Units, in each case valued at the fair market value thereof as determined by the Committee.

                  (b)  Notice

                  An Optionee (or other person, as provided in Section 10(b)) may exercise an Option granted under the Plan in whole or in part (but for the purchase of whole Units only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state:

                  (i) that the Optionee elects to exercise the Option;

                  (ii) the number of Units with respect to which the Option is being exercised (the "Optioned Units");

                  (iii) the method of payment for the Optioned Units (which method must be available to the Optionee under the terms of his or her Option Agreement);

                  (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior so the termination of such Option);

                  (v) a copy of any election filed by the Optionee pursuant to
         Section 83(b) of the Code; and

                  (vi) such further provisions consistent with the Plan as the Committee may from time to time require.

                  The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee.

                  (c)      Issuance of Certificates

                  The Company shall issue a certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10(b)) for the Optioned Units as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Units. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10(b) shall have any privileges as a holder of Units with respect to any Units subject to an Option granted under the Plan until the date of payment for such Units pursuant to the Option.

9.       ADJUSTMENTS

                  (a)      Changes in Capital Structure


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                  Subject to Section 9(b), if the number of Units is changed by reason of a split, reverse split or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of Units with respect to which Options may be granted under the Plan as shall be equitable and appropriate in order to make such Options, as nearly as may be practicable, equivalent to such Options immediately prior to such change. A corresponding adjustment changing the number and class of Units allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made.

                  (b)      Material Transactions

                  The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each, a "Material Transaction"), unless otherwise provided in the Option Agreement or in the Members' Agreement of even date herewith:

                           (i) each holder of an Option outstanding at such time shall be given (A) written notice of such Material Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing with delivery of such notice and ending 10 days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercisable by the Optionee at the expiration of such 20-day period; provided, however, that upon the occurrence of a Material Transaction, all Options granted under the Plan and not so exercised shall automatically terminate; and

                           (ii) notwithstanding anything contained in the Plan to the contrary, Section 9(b)(i) shall not be applicable if provision shall be made in connection with such Material Transaction for the assumption of outstanding Options by, or the substitution for such Options of new options covering the equity securities of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of Units subject to such options.

                  (c)      Special Rules

                  The following rules shall apply in connection with Section 9(a) and (b) above:

                             (i) no fractional Units shall be issued as a result of any such adjustment, and any fractional Units resulting from the computations pursuant to Section 9(a) or (b) shall be eliminated and the Optionee shall receive cash consideration for such fractional Unit at the rate of the Fair Market Value of such Unit, determined in accordance with clause (iv) below;

                             (ii) no adjustment shall be made for cash dividends or the issuance to holders of rights to subscribe for additional Units or other securities;

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                           (iii) any adjustments referred to in Section 9(a) or
         (b) shall be made by the Board or Committee (as the case may be) in good faith and shall be conclusive and binding on all persons holding Options granted under the Plan; and

                             (iv) Fair Market Value of a Unit shall be deemed to be the price to be paid in such Material Transaction for each Unit.

10.      RESTRICTIONS ON OPTIONS AND OPTIONED UNITS

                  (a)      Compliance With Securities Laws

                  No Options shall be granted under the Plan, and no Units shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

                  The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the Units received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Certificates representing Units acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular Option:

         "THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE UNITS HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE UNITS UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

                  (b)      Nonassignability of Option Rights

                  No Option granted under the Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, during the period specified in Section 7(b)(ii) or (iii) (as the case may be), by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death.

11.      EFFECTIVE DATE OF PLAN

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                  The Plan shall become effective on the date of the Closing under the Asset Purchase Agreement dated as of September 28, 1995, as amended, among Advanced Accessory Systems, LLC, a subsidiary of the Company, MascoTech, Inc. and the other parties thereto (the "Effective Date").

12.      EXPIRATION AND TERMINATION OF THE PLAN

                  Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (i) the fifteenth anniversary of the date on which the Plan is approved by the holders of Units and (ii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

13.      AMENDMENT OF PLAN

                  The Board may at any time prior to the Expiration Date modify and amend the Plan in any respect. No such amendment to the Plan shall affect the terms or provisions of any Option granted by the Company prior to the effectiveness of such amendment.

14.      CAPTIONS

                  The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

15.      WITHHOLDING TAXES

                  Whenever under the Plan Units are to be delivered by an Optionee upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding the employee's portion of any employment tax requirements relating thereto.

16.      OTHER PROVISIONS

                  Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.      NUMBER AND GENDER

                  With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires

18.      GOVERNING LAW

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                  The validity and construction of the Plan and the instruments evidencing the Options granted hereunder shall be governed by the laws of the State of Delaware.

As adopted by the Board of Managers
of AAS Holdings, LLC
on September 28, 1995.

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